UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2015

Healthway Shopping Network, Inc..
(Exact name of registrant as specified in its charter)

Florida	333-166983	75-3262502
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 N Florida Mango Rd, Suite 22, West Palm Beach, FL 33409
(Address of principal executive offices)
(877) 564-4976
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 18, 2015, Joe Curci resigned as a  Vice President of Business Development of the Company, Healthway Shopping Network.  The resignation did not involve any disagreement with the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

a. None

b. Exhibits

Number  Exhibit

99.1          Resignation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthway Shopping Network, Inc.

Dated: March 18, 2015	By:	/s/ Cleveland Gary
Cleveland Gary
Chief Executive Officer and President